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                               PIPER GLOBAL FUNDS INC.

                                  POWER OF ATTORNEY

     Each of the undersigned, a duly elected director and/or officer of Piper Global Funds Inc. (the "Fund") hereby constitutes and appoints Paul A. Dow, William H. Ellis, Robert H. Nelson and Susan S. Miley, and each of them, his or her true and lawful attorneys-in-fact and agents, each acting alone, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments to the Fund's Registration Statement on Form N-1A, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or the substitutes for such attorneys-in-fact and agents, may lawfully do or cause to be done by virtue hereof.

Signature                           Title                     Date
----------------------            ----------             ------------------

  /s/ Paul A. Dow                 President               November 15, 1996
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Paul A. Dow

  /s/ Rober H. Nelson             Treasurer               November 15, 1996
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Robert H. Nelson

  /s/ David T. Bennett            Director                November 15, 1996
----------------------
David T. Bennett

  /s/  Jaye F. Dyer               Director                November 15, 1996
----------------------
Jaye F. Dyer

  /s/ William H. Ellis            Director                November 15, 1996
----------------------
William H. Ellis

  /s/ Karol D. Emmerich           Director                November 15, 1996
----------------------
Karol D. Emmerich

  /s/ Luella G. Goldberg          Director                November 15, 1996
----------------------
Luella G. Goldberg

  /s/ David A. Hughey             Director                November 15, 1996
----------------------
David A. Hughey

  /s/ George Latimer              Director                November 15, 1996
----------------------
George Latimer

  /s/ Iain A. Watt                Director                November 15, 1996
----------------------
Iain A. Watt

  /s/  Michael W. Balfour         Director                November 15, 1996
----------------------
Michael W. Balfour